                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2002

                        (Lifetime Achievement Fund Logo)

                        LIFETIME ACHIEVEMENT FUND, INC.
                             11605 West Dodge Road
                             Omaha, Nebraska 68154
                                 (402) 330-1166

TABLE OF CONTENTS

                         Letter from the President...................................    2
                         Schedule of Investments.....................................    6
                         Statement of Assets and Liabilities.........................    7
                         Statement of Operations.....................................    8
                         Statement of Changes in Net Assets..........................    9
                         Financial Highlights........................................   10
                         Notes to Financial Statements...............................   11

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

        (Roland R. Manarin Photo)



        Roland R. Manarin

LETTER FROM THE PRESIDENT

Dear Lifetime Achievement Fund Shareholder:

     First and foremost, I would like to thank you for your loyalty and confidence in us. You have our pledge that we are working very hard to identify what we believe to be the best investment opportunities taking into consideration the current economic and investment environment, our long-term outlook for both and the investment objective for the Fund.

     The first six months of 2002 have been a curious time for investors. Throughout much of the first half of the year, there were strong signs that an economic recovery was in place, and yet the stock market continued to tell a different story. For the first time in 50 years, the stock market, typically a leading indicator, didn't trend higher in anticipation of an economic recovery. Why?

     Economists and analysts alike were puzzled. They talked about a "disconnect" between the economy and the stock market. It seemed as if on a weekly, if not daily basis, new economic data was released that supported economists' beliefs that the recession had ended and an economic recovery was well underway. So is the glass half full or hall empty?

AN ECONOMIC RECOVERY-FACT OR FICTION?

     With the economic recovery progressing in line with our expectations, we believe the glass is half full. The government reported that gross domestic product (GDP)-the broadest measure of the US economy-grew at a revised rate of 5.0% in the first quarter. (Earlier, the Commerce Department reported that the economy grew at a rate of 6.1%.) Even with this downward adjustment, it was the strongest quarterly growth since GDP grew at an 8.3% rate in the fourth quarter of 1999. We believe that the economy will continue to grow, although, in our view, first quarter GDP is unsustainable. Further signs that the economy is recovering from the first recession in a decade was a report issued by the Institute for Supply Management (ISM) that indicated that manufacturing activity had increased for four consecutive months. Despite this report, this sector still remains weak. Consumer confidence, as measured by the Conference Board-an independent research firm-remained strong for most of the first six months of the year. This is of particular importance to the economic recovery as two-thirds of GDP is directly attributed to consumer spending. Notwithstanding all this good news, the stock market couldn't sustain a meaningful rally. And the bear market continued.

     According to our research, what's missing from this recovery is an increase in capital spending by businesses, and job creation. History tells us that job growth typically occurs later in a recovery when corporate management is convinced that the recovery is sustainable. Until then, productivity increases will continue to come from people working longer hours. In our view, job growth and an increase in corporate spending is more likely to come later in the year.

     Adding to our glass half-full perspective is favorable monetary policy. With interest rates at a 40-year low, in our view there is currently sufficient liquidity in the marketplace to support future economic growth. We believe that the Federal Reserve will maintain a neutral-to-accommodative stance on interest rates until the economy visibly heats up and/or if inflation becomes a concern. And with the exception of the need for new legislation that would reduce the capital gains tax, in our view fiscal policy is also supportive of economic growth.

     When corporate earnings are reported in the weeks to come, we believe there will be upside surprises. However, with the crisis of confidence that is currently hanging over the market, it remains to be seen how investors will react. What is of particular importance, in our view, is that year-over-year comparisons should improve in the last two quarters of the year. This is because comparisons will be made to the third and fourth quarters of 2001 when many companies reported slower earnings growth. When we reflect back on 2002, we expect to find that corporate earnings had bottomed out and that 2003 will show improvement. This will be especially true assuming the economy picks up steam later in '02.

     Since the beginning of the year the US dollar has declined about 7% against a basket of foreign currencies, in particular the Japanese yen and the euro. This means, for example, that Americans traveling throughout Europe will notice that their dollars don't buy as much as they did just one year ago. We believe that when the euro was introduced in 1999 it was overvalued against the US dollar and more recently became undervalued. With foreign investment making up approximately 20% of the US market, many analysts believe this recent depreciation of the dollar is one reason for this year's decline of the stock market. We believe that foreign investors are not unlike any other investor-they rotate out of lower performing assets into higher yielding assets. And so, as the euro appreciated European markets outperformed the US in local currency terms and European investors sold their US stocks in favor of European stocks. When US fundamentals become restored, i.e., EPS and economic growth, foreign investors should return to our market.

     And while the US dollar has declined in value so far this year, gold has appreciated. Also contributing to the rally in gold is fear-fear caused by the prolonged bear market, fear caused by geopolitical events and fear of terrorism.

     As we look out six months, we believe that the economic recovery will strengthen. Interest rates will remain low and inflation contained. And long-awaited job growth will return.

LIFETIME ACHIEVEMENT FUND-A SUCCESSFUL SIX MONTHS

     After a strong fourth quarter for stocks in 2001, we began this year feeling very encouraged that the bear market was behind us. But our hopes were soon dashed when the market was not able to sustain the momentum it built late last year. Corporate accounting and governance issues, concerns about future terrorist attacks and geopolitical risks overseas all served to diminish investor confidence. Negative investor psychology created a feeding frenzy for the media, which only served to make things worse.

     As the months wore on, all the focus was on the visible market-the three major indices: the Dow Jones Industrial Average (Dow), the Standard & Poor's 500 Index (S&P 500) and the NASDAQ Composite (NASDAQ). However, in our view, this is, in fact, where the actual "disconnect" between the market and the economy took place. When you look beyond these indices, as of mid-year there were actually more stocks that were up than were down. And during this time, value stocks outperformed growth stocks. We believe that the value style of investing will continue to outperform growth for the balance of the year.

     When will we know that the bear market has ended? A clear indication will be when investors begin buying on weakness instead of selling the rallies.

     Given the negative environment for equities during the first six months of the year, we are pleased with the performance of Lifetime Achievement Fund. For the period ended June 30, 2002 Lifetime Achievement Fund was down 2.44%*. For this same period the Dow was down 6.71%, the S&P 500 fell 13.16% and NASDAQ declined by 24.84%. The Morgan Stanley Capital International World Index also fell 8.82%. This helps to put into perspective just how well Lifetime did over the past six months. (Of course, it goes without saying that we would have preferred that the Fund realize positive performance, but given the range of declines in the major indices, we are satisfied with the Fund's performance.)

     When we wrote to you at the end of last year, we discussed the possibility of replacing some of the funds within Lifetime's portfolio that no longer met our investment criteria. This process was completed during this reporting period. There are currently certain funds representing 10-15% of assets that have had management changes. We are monitoring these positions closely and we will replace these positions if necessary.

     The portfolio continues to have a value bias, which served the Fund well during the first six months of the year. Assets are distributed among small-, mid-, and large-cap stocks, both US and foreign. As the price of gold went up during the first half of year, the Fund benefited from its weighting in gold-mining shares such as Monterrey OCM Gold Fund. Also contributing to Lifetime's good performance was Level 3

Communications. When the price of Level 3 fell below $3 per share earlier in the year, we used that opportunity to buy more shares, effectively averaging down the cost of all shares held by the Fund. We continue to believe that on a long-term basis Level 3 has considerable upside potential. We recognize that in the near term the price per share will be volatile as a result of potential short sellers and the negative perception surrounding the telecommunications sector.

     We are in a classic bear market-there is no doubt about it. I wish I could tell you precisely when it will end and stock prices will once again trend higher. But I can't. I can tell you, however, that we are not panicked. We remain calm and optimistic about the future.

Sincerely,

/s/ Roland R. Manarin

Roland R. Manarin
President, Treasurer and Director

* The one year and since inception average annual returns of Lifetime Achievement Fund as of June 30, 2002 with a maximum sales charge of 2.50% are -13.11% and -19.87% respectively. All indices shown are unmanaged and not available for direct investment. The investment return and principal value of an investment in Lifetime Achievement Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment. Performance includes the reinvestment of dividends and capital gains. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from historical performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

LIFETIME ACHIEVEMENT FUND, INC.
SCHEDULE OF INVESTMENTS
(Unaudited)
June 30, 2002

NAME OF SECURITY                    SHARES                 VALUE
EQUITY FUNDS - 89.9%
------------------------------
Alger Capital Appreciation
  Portfolio                        263,795      $      1,891,409
Alger Midcap Growth Portfolio      245,248             1,564,682
Alger Small Capitalization
  Portfolio (a)                    246,458               828,100
Buffalo Small Cap Fund               4,671                85,289
Franklin Balance Sheet
  Fund - Class A                    67,231             2,825,054
Franklin Gold & Precious
  Metals Fund - Class A            269,585             3,329,378
Franklin Large Cap Value Fund      215,616             2,555,048
Franklin MicroCap Value
  Fund - Class A                   171,641             4,843,707
Franklin Mutual Discovery Fund     179,213             3,236,582
Franklin Rising Dividends
  Fund-A                            37,078               981,090
Franklin Value Fund - Class A      127,956             3,490,629
ICM/Isabell Small Cap Value
  Fund - Institutional              72,746               982,065
Isabelle Small Cap Value Fund      218,888             2,919,968
Ivy European Opportunities
  Fund - Class A                    99,270             1,496,992
Ivy Global Science & Tech
  Fund - Class A (a)                56,657               494,051
Monterey OCM Gold Fund (a)         123,779               863,979
Pioneer Emerging Markets
  Fund - Class A                    86,672               938,653
Pioneer Value Fund Class A         129,115             2,429,950
Pioneer Small Company
  Fund - Class A                    17,374               253,133
Pioneer Small-Cap Value Fund       100,344             2,561,777
Templeton Developing Markets
  Fund - Class A                   141,498             1,494,221
Templeton Growth Fund - Class
  A                                292,066             5,356,490
Weitz Partners Value Fund          128,344             2,296,074
                                                ----------------
Total Equity Funds
  (Cost - $49,977,647)                                47,718,319
                                                ----------------
EQUITY SECURITIES - 10.0%
------------------------------
FINANCIALS - 4.0%
A.G. Edwards, Inc. (b)              55,450             2,155,342
                                                ----------------

NAME OF SECURITY                  SHARES                   VALUE
INFORMATION TECHNOLOGY - 0.1%
AremisSoft Corporation (a)         149,500      $         38,870
                                                ----------------
TELECOMMUNICATION
  SERVICES - 5.9%
Level 3 Communications, Inc.
  (a)                            1,054,445             3,110,613
                                                ----------------
Total Equity Securities
  (Cost - $16,254,920)                                 5,304,824
                                                ----------------
TOTAL INVESTMENTS - 99.9%
  (Cost - $66,232,567) (c)                      $     53,023,143
OTHER ASSETS, LESS LIABILITIES - 0.1%                     42,546
                                                ----------------
NET ASSETS - 100%                               $     53,065,689
                                                ================
Other Information:
At June 30, 2002, net unrealized
depreciation based on cost for financial
statement and Federal income tax purposes
is as follows:
  Gross unrealized appreciation                 $      4,303,920
  Gross unrealized depreciation                      (17,513,344)
                                                ----------------
    Net unrealized depreciation                 $    (13,209,424)
                                                ================

Purchases and sale proceeds of securities other than short-term obligations aggregated $16,882,766 and $12,930,960, respectively, for the period ended June 30, 2002.
Footnotes:
----------
(a)  Non-income producing security.
(b) As of June 30, 2002, a portion of the security has been pledged as collateral for a Fund loan. The market value at June 30, 2002 of the security pledged is $427,570. See Note 3 to the financial statements.
(c) Cost is approximately the same for Federal income tax purposes.

 6         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002

ASSETS
Investments, at value (identified cost -- $66,232,567)        $ 53,023,143
Cash                                                               253,423
Receivables
  Fund shares sold                                                  94,023
  Dividends and interest                                             8,872
  Manager for expense reimbursement                                 38,710
                                                              ------------
    Total assets                                                53,418,171
                                                              ------------
LIABILITIES
  Payables
    Management fee                                                  33,814
    12b-1 service and distribution fees                              7,233
  Interest payable                                                   1,048
  Note payable (Note 3)                                            200,000
  Accrued expenses                                                 110,387
                                                              ------------
    Total liabilities                                              352,482
                                                              ------------
NET ASSETS                                                    $ 53,065,689
                                                              ============
Net asset value and redemption price per share
  ($53,065,689/8,309,107 shares outstanding)                  $       6.39
                                                              ============
Maximum offering price per share ($6.39 x 100/97.50)          $       6.55
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in                                             $ 74,120,110
  Accumulated net realized loss on investments                  (7,528,474)
  Accumulated net investment loss                                 (316,523)
  Net unrealized depreciation on investments                   (13,209,424)
                                                              ------------
NET ASSETS                                                    $ 53,065,689
                                                              ============

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                          STATEMENTS.          7

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF OPERATIONS
(Unaudited)
For the six months ended June 30, 2002

INVESTMENT INCOME
  Dividend income                                             $    78,033
  Interest                                                         11,176
                                                              -----------
                                                                   89,209
                                                              -----------
EXPENSES
  Management fee                                              $   202,329
  Transfer agent                                                   11,838
  Administrative services fee                                      26,977
  Custodian fees                                                   25,515
  Auditing and accounting fees                                      5,143
  Shareholder reports                                               9,238
  Fund accounting                                                  34,673
  12b-1 service and distribution fees                              67,443
  Legal                                                             8,818
  Interest expense                                                  2,041
  Other                                                            35,390
                                                              -----------
                                                                  429,405
  Expenses reimbursed by Manager                                  (23,673)
                                                              -----------
    Net expenses                                                  405,732
                                                              -----------
NET INVESTMENT LOSS                                              (316,523)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                             (2,761,795)
  Net change in unrealized appreciation/(depreciation) on
    investments                                                 1,621,228
                                                              -----------
    Net loss on investments                                    (1,140,567)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(1,457,090)
                                                              ===========

 8         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE SIX
                                                              MONTHS ENDED              FOR THE
                                                                JUNE 30,               YEAR ENDED
                                                                  2002                DECEMBER 31,
                                                              (UNAUDITED)                 2001
INCREASE IN NET ASSETS
Operations
  Net investment loss                                          $  (316,523)          $   (447,138)
  Net realized loss on investments                              (2,761,795)            (4,730,085)
  Net change in unrealized appreciation/(depreciation) on
    investments                                                  1,621,228             (7,048,904)
                                                             --------------------------------------
         Net decrease resulting from operations                 (1,457,090)           (12,226,127)
                                                             --------------------------------------
Dividends from net investment income                                   -                  (15,996)
Distributions from capital gains                                       -               (1,183,744)
                                                             --------------------------------------
         Total distributions to shareholders                           -               (1,199,740)
                                                             --------------------------------------
Fund share transactions (Note 4)                                 2,125,894             17,909,246
                                                             --------------------------------------
TOTAL INCREASE IN NET ASSETS                                       669,852              4,483,379
  Net assets beginning of period                                52,396,885             47,913,506
                                                             --------------------------------------
  NET ASSETS END OF PERIOD                                     $53,065,689           $ 52,396,885
                                                             ======================================
UNDISTRIBUTED NET INVESTMENT INCOME                            $       -             $        -
                                                             --------------------------------------

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
                                                          STATEMENTS.          9

LIFETIME ACHIEVEMENT FUND, INC.
FINANCIAL HIGHLIGHTS



                                                                FOR THE SIX            FOR THE YEAR            FOR THE PERIOD
                                                               MONTHS ENDED               ENDED                 JULY 5, 2000
                                                               JUNE 30, 2002           DECEMBER 31,           (COMMENCEMENT) TO
CLASS A                                                         (UNAUDITED)                2001               DECEMBER 31, 2000
SELECTED PER SHARE DATA
  Net asset value, beginning of period                             $  6.55               $  8.30                  $   10.00
                                                              ------------------------------------------------------------------
  Loss from investment operations
    Net investment loss (a)                                          (0.04)                 (.06)                      (.01)
    Net losses on securities (both realized and
      unrealized)                                                    (0.12)                (1.53)                     (1.62)
                                                              ------------------------------------------------------------------
    Total from investment operations                                 (0.16)                (1.59)                     (1.63)
                                                              ------------------------------------------------------------------
  Less distributions
    Dividends from net investment income                               -                     -                          -
    Distributions from realized gain                                   -                     .16                        .07
                                                              ------------------------------------------------------------------
    Total distributions                                                -                     .16                        .07
                                                              ------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                   $  6.39               $  6.55                  $    8.30
                                                              ------------------------------------------------------------------
  Total return (%)(b)                                                (2.44)               (19.22)                    (16.25)
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)                         $53,066               $52,397                  $  47,914
  Ratio of expenses to average net assets
    With expense reimbursement and service fee (%)                    1.50 (c)              1.50                       1.50(c)
    Without expense reimbursement and service fee (%)                 1.59 (c)              1.64                       1.98(c)
  Ratio of net investment loss to average net assets
    (%)(a)                                                           (1.17)(c)              (.84)                      (.46)(c)
  Portfolio turnover rate (%)                                           25                    24                          1

(a) Net investment loss is net of expenses reimbursed by Manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized

 10         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
June 30, 2002

    Lifetime Achievement Fund (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in existing mutual funds.

    The Fund is authorized to issue one billion shares of beneficial interest with a par value of $.001 per share (aggregate par value of $1,000,000). Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

    SECURITY VALUATION -- Investments in the shares of mutual funds are valued at their net asset values as reported by such funds. Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and the last asked price in such markets.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

    CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At June 30, 2002, the interest rate was 1.27%.

    FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

    The Fund has a net tax-basis capital loss carryover at December 31, 2001 of $4,338,000, expiring in 2009, which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and realized gain, if any, are declared in December.

    RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income and net realized gains on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

    The Manager is the Investment Advisor of the Fund. For its services, the Manager receives a fee at an annual rate of .75% of the Fund's average daily net assets. The Manager has voluntarily agreed to limit the Fund's total operating expenses to an annual rate of 1.50% for the year ended December 31, 2002. The Manager may terminate the expense limit at any time.

3. LOAN AND PLEDGE AGREEMENT

    On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the "Loan Agreement") with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of total fund assets, or the maximum amount permitted subject to the Fund's investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

    Borrowings under the Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the six month period ended June 30, 2002, borrowings under the Agreement were as follows:

                                              MAXIMUM
                                               AMOUNT
WEIGHTED  WEIGHTED                            BORROWED
AVERAGE   AVERAGE      NUMBER      INTEREST    DURING
INTEREST    LOAN       OF DAYS     EXPENSE      THE
  RATE    BALANCE    OUTSTANDING   INCURRED    PERIOD
 3.11%    $200,000       118        $2,041    $200,000

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
June 30, 2002

4. FUND SHARE TRANSACTIONS

                        FOR THE SIX MONTHS
                        ENDED JUNE 30, 2002        FOR THE YEAR ENDED
                            (UNAUDITED)            DECEMBER 31, 2001
                        SHARES      AMOUNT        SHARES       AMOUNT
Sold.................   585,509   $3,899,750     3,123,734   $24,033,961
Issued on
  reinvestment of
  dividends..........       -            -         184,706     1,189,664
Repurchased..........  (270,711)  (1,773,856)   (1,085,002)   (7,314,379)
                       --------   ----------    ----------   -----------
Net increase.........   314,798   $2,125,894     2,223,438   $17,909,246
                       ========   ==========    ==========   ===========

5. SUBSEQUENT EVENT

    On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the "Securities Lending Agreement") with Bear Stearns Securities Corp. (the "Lending Agent"). The Fund, may loan designated securities to the Lending Agent, for which, the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan by marking-to-market both the securities on loan and the collateral daily. As per the Fund's August 1, 2002 supplemented prospectus and the Securities Lending Agreement, the Fund may invest the collateral at its discretion, subject to the Fund's normal investment objectives and restrictions.

    Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

    On August 1, 2002, the Fund used the collateral received in connection with stock lending activity to pay down approximately $2.5 million in outstanding borrowings under the Loan Agreement. All amounts borrowed under the Loan Agreement as of June 30, 2002 and through August 1, 2002 were repaid by the Fund and securities pledged as collateral under the Loan Agreement have been unencumbered.

                               BOARD OF TRUSTEES

                                 David C. Coker
                               Roland R. Manarin
                                Charles Richter
                                   Lee Rohlfs
                                   Bodo Treu
                                Jerry Vincentini

                                    OFFICERS

               Roland R. Manarin, Chairman, President, Treasurer
                   Charles Richter, Vice President, Secretary

                                 LEGAL COUNSEL

                  Cline, Williams, Wright, Johnson & Oldfather
                               Lincoln, Nebraska

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                             Boston, Massachusetts

                                 TRANSFER AGENT

                                   PFPC, Inc.
                              4400 Computer Drive
                             Westborough, MA 01581

                                    AUDITORS

                           PricewaterhouseCoopers LLP
                            Ft. Lauderdale, Florida

                                  DISTRIBUTOR

                         Manarin Securities Corporation
                        11605 West Dodge Road, Suite One
                             Omaha, Nebraska 68154
                                  402-330-1166

                               INVESTMENT MANAGER

                        Manarin Investment Counsel, Ltd.
                        11605 West Dodge Road, Suite One
                             Omaha, Nebraska 68154
                                  402-330-1166